Scudder International Fund - Class S


Supplement to the currently effective Statement of Additional Information


The following information supplements the disclosure in the "Purchases - Eligible Class S Investors" section of the Fund's Statement of Additional
Information:


11. Existing shareholders of Barrett International Shares of the Fund may exchange into Class S shares.














June 18, 2004